                                                                    Exhibit 4(b)




--------------------------------------------------------------------------------







                          DELPHI FINANCIAL GROUP, INC.



                                       to



                            WILMINGTON TRUST COMPANY
                                     Trustee



                  --------------------------------------------



                             SUBORDINATED INDENTURE


                            Dated as of March 1, 1997

                  --------------------------------------------










--------------------------------------------------------------------------------

                          DELPHI FINANCIAL GROUP, INC.

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Company Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Subordinated Indenture, dated as of March __, 1997.

Company Indenture                                                            Indenture
Act Section                                                                  Section
-----------                                                                  -------
ss. 310  (a) (1), (2) and (5)...............................................6.8
         (a) (3)............................................................Not Applicable
         (a) (4)............................................................Not Applicable
         (b)................................................................1.5, 1.6, 6.8,
                                                                            6.9
         (c)................................................................Not Applicable
ss.311   (a)................................................................6.13(a)
         (b)................................................................6.13(b)
         (b) (2)............................................................7.3(a) (2)
ss.312   (a)................................................................7.1
         (b)................................................................7.2
         (c)................................................................7.2
ss.313   (a)................................................................7.3
         (b)................................................................7.3
         (c)................................................................1.5, 1.6
         (d)................................................................7.3
ss.314   (a) (1), (2), (3) and .............................................1.5, 1.6, 7.4
         (b)................................................................Not Applicable
         (c) (1)............................................................1.2
         (c) (2)............................................................1.2
         (c) (3)............................................................Not Applicable
         (d)................................................................Not Applicable
         (e)................................................................1.3
         (f)................................................................Not Applicable
ss.315   (a)................................................................6.1(b)
         (b)................................................................1.5, 1.6, 6.2
         (c)................................................................6.1(a)
         (d)................................................................6.1(c)
         (d) (1)............................................................6.1(c)
         (d) (2)............................................................6.1(c)
         (d) (3)............................................................6.1(c)

Company Indenture                                            Indenture
Act Section                                                   Section
-----------                                                   -------
         (e).....................................................5.14
ss.316   (a).....................................................3.16
         (a) (1) (A).............................................5.13
         (a) (1) (B).............................................5.14
         (a) (2).................................................Not Applicable
         (b).....................................................5.8
         (c).....................................................1.4(f)
ss.317   (a) (1).................................................5.3
         (a) (2).................................................5.4
         (b).....................................................10.3
ss.318   (a).....................................................1.7

----------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Subordinated Indenture.

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----

                                           ARTICLE I

                    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................  1
        SECTION 1.1.   Definitions.........................................................  1
        SECTION 1.2.   Certificate and Opinion as to Conditions Precedent.................. 10
        SECTION 1.3.   Statements Required in Certificate or Opinion....................... 10
        SECTION 1.4.   Forms of Documents Delivered to Trustee............................. 10
        SECTION 1.5.   Acts of Holders..................................................... 11
        SECTION 1.6.   Notices............................................................. 13
        SECTION 1.7.   Conflict with Trust Indenture Act................................... 13
        SECTION 1.8.   Effect of Headings and Table of Contents............................ 13
        SECTION 1.9.   Successors and Assigns.............................................. 14
        SECTION 1.10.   Separability Clause................................................ 14
        SECTION 1.11   Benefits of Indenture............................................... 14
        SECTION 1.12.   Governing Law...................................................... 14
        SECTION 1.13.   Non-Business Days.................................................. 14

                                          ARTICLE II

                                        SECURITY FORMS .................................... 15
        SECTION 2.1.   Forms Generally..................................................... 15
        SECTION 2.2.   Form of Face of Security............................................ 15
        SECTION 2.3.   Form of Reverse of Security......................................... 18
        SECTION 2.4.   Additional Provisions Required in Global Security................... 21
        SECTION 2.5.   Form of Trustee's Certificate of Authentication..................... 21

                                          ARTICLE III

                                        THE SECURITIES..................................... 23
        SECTION 3.1.   Title and Terms..................................................... 23
        SECTION 3.2.   Denominations....................................................... 25
        SECTION 3.3.   Execution, Authentication, Delivery and Dating...................... 25
        SECTION 3.4.   Temporary Securities................................................ 27
        SECTION 3.5.   Registration, Transfer and Exchange................................. 27
        SECTION 3.6.   Mutilated, Destroyed, Lost and Stolen Securities.................... 29
        SECTION 3.7.   Payment of Interest; Interest Rights Preserved...................... 30
        SECTION 3.8.   Persons Deemed Owners............................................... 31
        SECTION 3.9.   Cancellation........................................................ 32
        SECTION 3.10.   Computation of Interest............................................ 32
        SECTION 3.11.   Deferrals of Interest Payment Dates................................ 32

                                                                                          Page
                                                                                          ----

        SECTION 3.12.   Right of Set-Off................................................... 33
        SECTION 3.13.   Agreed Tax Treatment............................................... 33
        SECTION 3.14.   Shortening or Extension of Stated Maturity......................... 34
        SECTION 3.15.   CUSIP Numbers...................................................... 34
        SECTION 3.16.   When Treasury Securities Disregarded............................... 34

                                          ARTICLE IV

                                  SATISFACTION AND DISCHARGE .............................. 35
        SECTION 4.1.   Satisfaction and Discharge of Indenture............................. 35
        SECTION 4.2.   Application of Company Money........................................ 36

                                           ARTICLE V

                                           REMEDIES ....................................... 36
        SECTION 5.1.   Events of Default................................................... 36
        SECTION 5.2.   Acceleration of Maturity; Rescission and Annulment.................. 37
        SECTION 5.3.   Collection Suits by Trustee......................................... 38
        SECTION 5.4.   Trustee May File Proofs of Claim.................................... 39
        SECTION 5.5.   Trustee May Enforce Claims Without Possession of Securities......... 39
        SECTION 5.6.   Application of Money Collected...................................... 39
        SECTION 5.7.   Limitation on Suits................................................. 40
        SECTION 5.8.   Right of Holders to Receive Payments................................ 40
        SECTION 5.9.   Direct Action by Holders of Preferred Securities.................... 40
        SECTION 5.10.   Restoration of Rights and Remedies................................. 41
        SECTION 5.11.   Rights and Remedies Cumulative..................................... 41
        SECTION 5.12.   Delay or Omission Not Waiver....................................... 41
        SECTION 5.13.   Control by Majority................................................ 41
        SECTION 5.14.   Waiver of Existing Defaults........................................ 42
        SECTION 5.15.   Undertaking for Costs.............................................. 42
        SECTION 5.16.   Waiver of Usury, Stay or Extension Laws............................ 42

                                          ARTICLE VI

                                          THE TRUSTEE...................................... 43
        SECTION 6.1.   Duties of Trustee................................................... 43
        SECTION 6.2.   Notice of Defaults.................................................. 44
        SECTION 6.3.   Certain Rights of Trustee........................................... 44
        SECTION 6.4.   Not Responsible for Recitals or Issuance of Securities.............. 45
        SECTION 6.5.   May Hold Securities................................................. 45
        SECTION 6.6.   Money Held in Company............................................... 45
        SECTION 6.7.   Compensation and Reimbursement...................................... 45
        SECTION 6.8.   Eligibility; Disqualification....................................... 46
        SECTION 6.9.   Replacement of Trustee.............................................. 46
        SECTION 6.10.   Acceptance of Appointment by Successor............................. 47

                                                                                          Page
                                                                                          ----

        SECTION 6.11.   Merger, Conversion, Consolidation or Succession to Business........ 48
        SECTION 6.12.   Preferential Collection of Claims Against Group.................... 48
        SECTION 6.13.   Appointment of Authenticating Agent................................ 48

                                          ARTICLE VII

                        HOLDER'S LISTS AND REPORTS BY TRUSTEE AND GROUP.................... 50
        SECTION 7.1.   Securityholder Lists................................................ 50
        SECTION 7.2.   Communications by Holders with Other Holders........................ 50
        SECTION 7.3.   Reports by Trustee to Holders....................................... 50
        SECTION 7.4.   Reports by Group.................................................... 51

                                         ARTICLE VIII

                     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE ................. 51
        SECTION 8.1.   Group May Consolidate, Etc., Only on Certain Terms.................. 51
        SECTION 8.2.   Successor Corporation Substituted................................... 52

                                          ARTICLE IX

                                    SUPPLEMENTAL INDENTURES................................ 52
        SECTION 9.1.   Supplemental Indentures without Consent of Holders.................. 52
        SECTION 9.2.   Supplemental Indentures with Consent of Holders..................... 53
        SECTION 9.3.   Execution of Supplemental Indentures................................ 55
        SECTION 9.4.   Effect of Supplemental Indentures................................... 55
        SECTION 9.5.   Conformity with Trust Indenture Act................................. 55
        SECTION 9.6.   Reference in Securities to Supplemental Indentures.................. 55

                                           ARTICLE X

                                           COVENANTS....................................... 56
        SECTION 10.1.   Payment of Principal, Premium and Interest......................... 56
        SECTION 10.2.   Maintenance of Office or Agency.................................... 56
        SECTION 10.3.   Paying Agent to Hold Money in Trust................................ 56
        SECTION 10.4.   Statement as to Compliance......................................... 56
        SECTION 10.5.   Waiver of Certain Covenants........................................ 57
        SECTION 10.6.   Additional Sums.................................................... 57
        SECTION 10.7.   Additional Covenants............................................... 58
        SECTION 10.8.   Calculation of Original Issue Discount............................. 59

                                          ARTICLE XI

                                   REDEMPTION OF SECURITIES................................ 59
        SECTION 11.1.   Applicability of This Article...................................... 59

                                                                                          Page
                                                                                          ----
        SECTION 11.2.   Election to Redeem; Notice to Trustee.............................. 59
        SECTION 11.3.   Selection of Securities to be Redeemed............................. 59
        SECTION 11.4.   Notice of Redemption............................................... 60
        SECTION 11.5.   Deposit of Redemption Price........................................ 61
        SECTION 11.6.   Payment of Securities Called for Redemption........................ 61
        SECTION 11.7.   Right of Redemption of Securities.................................. 61

                                          ARTICLE XII

                                         SINKING FUNDS..................................... 62
        SECTION 12.1.   Applicability of Article........................................... 62
        SECTION 12.2.   Satisfaction of Sinking Fund Payments with Securities.............. 62
        SECTION 12.3.   Redemption of Securities for Sinking Fund.......................... 62

                                         ARTICLE XIII

                                  SUBORDINATION OF SECURITIES.............................. 64
        SECTION 13.1.   Securities Subordinate to Senior Indebtedness...................... 64
        SECTION 13.2.   No Payment When Senior Indebtedness in Default; Payment
           Over of Proceeds Upon Dissolution, Etc.......................................... 64
        SECTION 13.3.   Payment Permitted If No Default.................................... 66
        SECTION 13.4.   Subrogation to Rights of Holders of Senior Indebtedness............ 66
        SECTION 13.5.   Provisions Solely to Define Relative Rights........................ 67
        SECTION 13.6.   Trustee to Effectuate Subordination................................ 67
        SECTION 13.7.   No Waiver of Subordination Provisions.............................. 67
        SECTION 13.8.   Notice to Trustee.................................................. 68
        SECTION 13.9.   Reliance on Judicial Order or Certificate of Liquidating Agent..... 68
        SECTION 13.10.   Trustee Not Fiduciary for Holders of Senior Indebtedness.......... 69
        SECTION 13.11.   Rights of Trustee as Holder of Senior Indebtedness;
           Preservation of Trustee's Rights................................................ 69
        SECTION 13.12.   Article Applicable to Paying Agents............................... 69

     SUBORDINATED INDENTURE, dated as of March 1, 1997, between DELPHI FINANCIAL GROUP, INC., a Delaware corporation (hereinafter called "Group") having its principal office at 1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, Delaware 19899, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee (hereinafter called the "Trustee").


                                RECITALS OF GROUP

     Group has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in one or more series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities of an entire series issued to evidence loans made to Group of the proceeds from the issuance from time to time by, with respect to an entire series, a limited liability company or business trust (each a "Company," and, collectively, the "Companies") of preferred interests in such Company (the "Preferred Securities" of such Company) and common interests in such Company (the "Common Securities" of such Company and, collectively with the Preferred Securities, the "Company Securities" of such Company), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

     All things necessary to make the Securities, when executed by Group and authenticated and delivered hereunder and duly issued by Group, the valid obligations of Group, and to make this Indenture a valid agreement of Group, in accordance with their and its terms, have been done.

     NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.1. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by Group; and

     (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act" when used with respect to any Holder has the meaning specified in
Section 1.5.

     "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security from the applicable Interest Payment Date.

     "Additional Sums" has the meaning specified in Section 10.6.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which a Company has become subject from time to time as a result of a Tax Event.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that no Company to which Securities have been issued shall be deemed to be an Affiliate of Group. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.13 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Board of Directors" means either the board of directors of Group or any committee of that board duly authorized to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of Group to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of Group to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Bond Resolution", as used in Section 5.14, means a resolution adopted by the Board of Directors or by an officer or committee of officers pursuant to delegation by the Board of Directors authorizing a series of Securities.

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to a Company, the principal office of the Managing Members (or, in the case of a Company that is a business trust, of the Property Trustee) under the related Company Agreement, is closed for business.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in the first recital of this Indenture.

     "Common Stock" means the common stock, par value $.01 per share, of Group.

     "Company" has the meaning specified in the first recital of this Indenture.

     "Company Agreement" means, (i) with respect to a Company that is a limited liability company, a limited liability company agreement substantially in the form attached hereto as Annex A, as amended by the form of Amended and Restated Limited Liability Company Agreement substantially in the form attached hereto as Annex B, or substantially in such form as may be specified as contemplated by
Section 3.1 with respect to the Securities of any series, in each case as amended from time to time and (ii) with respect to a Company that is a statutory business trust, a trust agreement substantially in such form as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Company Securities" has the meaning specified in the first recital of this Indenture.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is 1100 North Market Street, Wilmington, Delaware 19890.

     "corporation" includes a corporation, association, company, joint-stock company or business trust.

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) every obligation of such Person for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Default", as used in Section 6.2, means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by Group pursuant to Section 3.1 with respect to such series (or any successor thereto).

     "Discount Security" means any security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

     "Distributions", with respect to the Company Securities issued by a Company, means amounts payable in respect of such Company Securities as provided in the related Company Agreement and referred to therein as "Distributions."

     "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "Event of Default" unless otherwise specified in the supplemental indenture creating a series of Securities has the meaning specified in Article V.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 1.4(h).

     "Extension Period" has the meaning specified in Section 3.11.

     "Federal Reserve" means the Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Indenture the Federal Reserve is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

     "Global Security" means a Security in the form prescribed in Section 2.4 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

     "Group" means the Person named as "Group" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Group" shall mean such successor Person.

     "Group Request" and "Group Order" mean, respectively, the written request or order signed in the name of Group by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of Group, and delivered to the Trustee.

     "Guarantee", with respect to the Company Securities issued by a Company, means the guarantee by Group of Distributions on such Company Securities to the extent provided in the Guarantee Agreement.

     "Guarantee Agreement", with respect to the Company Securities issued by a Company, means the Guarantee Agreement substantially in the form attached hereto as Annex C, or substantially in such form as may be specified as contemplated by
Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

     "Holder" and "Securityholder" means a Person in whose name a Security is registered in the Securities Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

     "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

     "Junior Subordinated Debt" means any obligation of Group to its creditors, whether now outstanding or subsequently incurred, where the instrument creating or evidencing the obligation or pursuant to which the obligation is outstanding provides that it is subordinated and junior in right of payment to Senior Indebtedness pursuant to subordination provisions substantially similar to those set forth in this Indenture. Junior Subordinated Debt includes the Securities.

     "Managing Member" means, (i) in respect of any Company that is a limited liability company, each person identified as a "Managing Member" in the related Company Agreement, and

(i) in respect of any Company that is a business trust, each Person identified as an "Administrative Trustee" in the related Company Agreement, in each case solely in such Person's capacity as Managing Member of such Company under such Company Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

     "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Moody's" means Moody's Investors Service, Inc.

     "Notice of Default" means a written notice of the kind specified in Section 5.1(3).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors , a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of Group, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, Group, and who shall be acceptable to the Trustee.

     "Original Issue Date" means the date of issuance specified as such in each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (ii) Securities for whose payment or redemption price money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities, and (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of Group; provided, however, that such definition is subject to the provision of Section 3.16. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not Group or any other obligor upon the Securities or any Affiliate of Group or such other obligor. Upon the written request of the Trustee, Group shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by Group to be owned or held by or for the account of Group or any other obligor on the Securities or any Affiliate of Group or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     "Paying Agent" means the Trustee or any Person authorized by Group to pay the principal of (or premium, if any) or interest on any Securities on behalf of Group.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Sections 3.1 and 3.11.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Preferred Securities" has the meaning specified in the first recital of this Indenture.

     "Proceeding" has the meaning specified in Section 13.2.

     "Property Trustee" means, in respect of any Company that is a business trust, the commercial bank or trust company identified as the "Property Trustee" in the related Company Agreement, solely in its capacity as Property Trustee of such Company under such Company Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of a series, (i) in the case of Securities of a series held by a Company or represented by one or more Global Securities, the Business Day next preceding such Interest Payment Date and (ii) in the case of Securities of a series not held by a Company or represented by one or more Global Securities, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

     "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "Rights Plan" means a plan of Group providing for the issuance by Group to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock of Group, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

     "S&P" means Standard & Poor's Ratings Services.

     "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

     "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5. "Registrar" shall mean the Securities Registrar.

     "Senior Indebtedness" means any obligation of Group to its creditors, whether now outstanding or subsequently incurred, other than any obligation as to which, in the instrument creating or evidencing the obligation or pursuant to which the obligation is outstanding, it is provided that such obligation is not Senior Indebtedness. Senior Indebtedness does not include Junior Subordinated Debt, trade accounts payable or accrued liabilities arising in the ordinary course of business.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

     "Stated Maturity" when used with respect to any Security or any installment of principal thereof means the date specified pursuant to the terms of such Security as the date on which the principal of such Security is due and payable, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture. When used with respect to any installment of interest on any Security, "Stated Maturity" means the date specified pursuant to the terms of such Security as the date on which such installment of the interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by Group or by one or more other Subsidiaries, or by Group and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Tax Event", with respect to Securities held by a Company, means the receipt by such Company of an Opinion of Counsel (as defined in the relevant Company Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of such Company, there is more than an insubstantial risk that (i) such Company is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Securities issued by Group to such Company, (ii) interest payable by Group on such corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by Group, in whole or in part, for United States federal income tax purposes or (iii) such Company is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges. With respect to securities not held by a Company, "Tax Event" means the receipt by Group of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement or decision is announced on or after the date of issuance of the applicable series of Securities under this Indenture, there is more than an insubstantial risk that interest payable by Group on such series of Securities is not, or within 90 days of the date of such opinion will not be, deductible by Group, in whole or in part, for United States federal income tax purposes.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" and "TIA" mean the Trust Indenture Act of 1939 (15 U.S.C. ss. 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

     "Trust Officer", as used in Section 6.1, means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "Vice President", when used with respect to Group means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     SECTION 1.2. Certificate and Opinion as to Conditions Precedent.

     Upon any application or request by Group to the Trustee to take any action under this Indenture, Group shall furnish to the Trustee:

     (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (2) and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 1.3. Statements Required in Certificate or Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that the person making such certificate or opinion has read such covenant or condition;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.4. Forms of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of Group may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Group stating that the information with respect to such factual matters is in the possession of Group, unless such counsel rendering such Opinion of Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.5. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to Group. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and Group, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (d) The ownership of Securities shall be proved by the Securities Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or Group in reliance thereon, whether or not notation of such action is made upon such Security.

     (f) Group may fix a record date for determining which Holders may consent to an amendment, supplement or waiver or other action. Only Holders of Securities of any affected series on the record date may consent to such amendment, supplement or waiver or other action.

     (g) Notwithstanding Section 1.4(f), the Trustee (and only the Trustee) may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or
(iv) any direction referred to in Section 5.13, in each case with respect to the relevant Securities. If any record date is set pursuant to this paragraph, the Holders of the relevant Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of the relevant Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of the relevant Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at Group's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to Group in writing and to each Holder of the relevant Securities in the manner set forth in Section 1.6.

     (h) With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of the relevant Outstanding Securities in the manner set forth in
Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (i) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 1.6. Notices.

     Any notice or communication shall be sufficiently given if in writing and delivered in person or by facsimile transmission or mailed by first-class mail, postage prepaid, addressed as follows:

        If to Group:

        Delphi Financial Group, Inc.
        1105 North Market Street
        Suite 1230
        P.O. Box 8985
        Wilmington, Delaware 19899

               Attention:  ____________________

        If to the Trustee:

        Wilmington Trust Company
        1100 North Market Street
        Wilmington, Delaware 19890

               Attention:  Corporate Trust Administration

     Group or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to him or her at his or her address as it appears on the registration books of the Registrar and shall be sufficiently given to him or her if so mailed within the time prescribed.

     Failure to mail a notice of communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to the other
Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 1.7. Conflict with Trust Indenture Act.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

     SECTION 1.8. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.9. Successors and Assigns.

     All covenants and agreements in this Indenture by Group shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.10. Separability Clause.

     In case any provision of this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.11 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.10, 5.12, 5.14,
9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.12. Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     SECTION 1.13. Non-Business Days.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                   ARTICLE II

                                 SECURITY FORMS

     SECTION 2.1. Forms Generally.

     The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of Group and delivered to the Trustee at or prior to the delivery of Group Order contemplated by Section
3.3 with respect to the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be substantially in the form set forth in this Article.

     The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange or automated quotation system on which the Securities may be listed or traded, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

     SECTION 2.2. Form of Face of Security.

                          DELPHI FINANCIAL GROUP, INC.                CUSIP ____
             __% Junior Subordinated Deferrable Interest Debentures

No.    $

     DELPHI FINANCIAL GROUP, INC., a corporation organized and existing under the laws of the state of Delaware (hereinafter called "Group", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ____________________ Dollars on __________ __, ____ [; provided that Group may, subject to certain conditions set forth in Section 3.14 of the Indenture, (i) shorten the Stated Maturity of the principal of this Security to a date not earlier than __________ __, ____, and (ii) extend the Stated Maturity of the principal of this Security at any time on one or more occasions, but in no event to a date later than __________ __, ____]. Group further promises to pay interest on said principal sum from __________ __, ____, or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] [if applicable, insert - (subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each year, commencing __________ __, ____, at the rate of ___% per annum, until the principal hereof shall have become due and payable, [if applicable, insert - plus Additional Interest, if any,] until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert - and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of ___% per annum, compounded [monthly] [quarterly] [semi-annually]]. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee [if applicable, insert - or the principal office of the [Managing Members] [Property Trustee] under the Company Agreement hereinafter referred to for [insert name of Company],] is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the [insert definition of Regular Record Dates]. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or self-regulatory organization, all as more fully provided in said Indenture.

     [If applicable, insert - So long as no Event of Default has occurred and is continuing, Group shall have the right at any time during the term of this Security to defer payment of interest on this Security, at any time or from time to time, for up to ____ consecutive [monthly] [quarterly] [semi-annual] interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods Group shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which Group shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security; provided, further, that during any such Extension Period, Group shall not, and shall not permit any Subsidiary of Group to, (i) declare or pay any dividends or distributions on or redeem, purchase, acquire or make a liquidation payment with respect to, any of Group's capital stock or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt security of Group that ranks pari passu with or junior in interest to this Security or (iii) make any guarantee payments with respect to any guarantee by Group of the debt securities of any Subsidiary of Group if such guarantee ranks pari passu with or junior in interest to this Security (other than (a) dividends or distributions in Group's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to this Security, and (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of Group's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of Group, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan, or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period). Prior to the termination of any such Extension Period, Group may further defer the payment of interest, provided that no Extension Period shall exceed ___ consecutive [months] [quarters] [semi-annual periods] or extend beyond the Stated Maturity of the principal of this Security. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, Group may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. Group shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [if applicable, insert - or, with respect to the Securities issued to a Company, so long as such Securities are held by such Company, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities would be payable but for such deferral or (ii) the date the Managing Members are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date]].

     Payment of principal of (and premium, if any) and interest on this Security will be made at the office or agency of Group maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert - ; provided, however, that at the option of Group payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register or (ii) by wire transfer or direct deposit in immediately available funds at such place and to such account as may be designated in writing by the relevant Regular Record Date by the Person entitled thereto as specified in the Securities Register].

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Group has caused this instrument to be duly executed under its corporate seal.


                                         DELPHI FINANCIAL GROUP, INC.



                                         By: ___________________________________
                                            [President or Vice President]

Attest:

____________________________________________
   [Secretary or Assistant Secretary]

     SECTION 2.3. Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of Group (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of __________ __, 1997 (herein called the "Indenture"), between Group and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, Group and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $___________].

     All terms used in this Security that are defined in the Indenture [if applicable, insert - or in the Amended and Restated [Limited Liability Company] [Trust] Agreement, dated as of __________ __, ____, as amended (the "Company Agreement"), for [insert name of Company] among Delphi Financial Group, Inc., as [Managing Member] [Depositor], [if applicable, insert names of other Managing Members] [if applicable, insert - the Trustees named therein], and the Holders of Capital Securities described therein, [if applicable, insert - as Members]] shall have the meanings assigned to them in the Indenture [if applicable, insert
- or the Company Agreement, as the case may be].

     [If applicable, insert - Group may at any time, at its option, on or after __________ __, ____, and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, without premium or penalty, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest [if applicable, insert
- including Additional Interest, if any] to the Redemption Date.]

     Upon the occurrence and during the continuation of a Tax Event, Group may, at its option, at any time within 90 days of the occurrence of such Tax Event, redeem this Security, in whole but not in part, subject to the provisions of
Section 11.7 and the other provisions of Article XI of the Indenture, at a redemption price equal to [100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date].

     In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by Group with certain conditions set forth in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, Group and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of Group and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of all series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by Group with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     [If the Security is not a Discount Security, - As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to Group (and to the Trustee if given by Holders), provided that, in the case of the Securities of this series issued to a Company, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to Group and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

     [If the Security is a Discount Security, - As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than such portion of the principal amount as may be specified in the terms of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to Group (and to the Trustee if given by Holders), provided that, in the case of the Securities of this series issued to a Company, if upon an Event of Default, the Trustee or the Holders of the requisite principal amount of the Outstanding Securities of this series fails to declare the principal of all the Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to Group and the Trustee. Such amount shall be equal to - insert formula for determining the amount. Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of Group's obligations in respect of the payment of the principal of and interest, if any, on this Security shall terminate.]

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of Group, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of Group maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Group and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but Group may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, Group, the Trustee and any agent of Group or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither Group, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Securities of this series are issuable only in registered form without coupons in denominations of $_____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

     Group and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     SECTION 2.4. Additional Provisions Required in Global Security.

     Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

     "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not otherwise be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary."

     SECTION 2.5. Form of Trustee's Certificate of Authentication.

     Each Security issued hereunder shall be authenticated by the Authentication Agent as follows:

     "This is one of the Securities referred to in the within mentioned
Indenture.



Dated:
                                             WILMINGTON TRUST COMPANY
                                             as Trustee

                                             By: _______________________________
                                                 [Authorized Signatory]"

                                   ARTICLE III

                                 THE SECURITIES

     SECTION 3.1. Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series. The following matters shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

     (a) the title of the Securities of such series, which shall distinguish the Securities of the series from all other Securities;

     (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.6 and except for any Securities which, pursuant to the last paragraph of Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

     (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof;

     (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.11 or as otherwise set forth therein, of Group to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

     (e) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon Group in respect of the Securities of such series may be made;

     (f) the period or periods within which, or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of Group;

     (g) the obligation or the right, if any, of Group to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions or upon the happening of a specified event, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (h) the denominations in which any Securities of such series shall be issuable, if other than denominations of $25 and any integral multiple thereof;

     (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated;

     (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of Group set forth herein with respect to the Securities of such series;

     (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

     (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

     (m) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

     (n) whether the Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Securities of such series and provisions for the exchange of such temporary Global Security for definitive Securities of such series;

     (o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

     (p) the appointment of any Paying Agent or Agents for the Securities of such series;

     (q) the terms of any right to convert or exchange Securities of such series into any other securities or property of Group, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

     (r) the form or forms of the Company Agreement, Amended and Restated Company Agreement and Guarantee Agreement, if different from the forms attached hereto as Annexes A, B and C, respectively;

     (s) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

     (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of Group and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

     SECTION 3.2. Denominations.

     The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $25 and any integral multiple thereof, unless otherwise specified as contemplated by Section 3.1.

     SECTION 3.3. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of Group by its President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of Group shall bind Group, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, Group may deliver Securities of any series executed by Group to the Trustee for authentication, together with a Group Order for the authentication and delivery of such Securities, and the Trustee in accordance with Group Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture;

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by Group in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of Group enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (4) that all requirements of New York and Federal law and the Delaware Corporation Law in respect of the execution and delivery by Group of such Securities, and all covenants and conditions set forth in this Indenture which are conditions precedent hereto, have been complied with.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or Group Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by Group, and Group shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

     SECTION 3.4. Temporary Securities.

     Pending the preparation of definitive Securities of any series, Group may execute, and upon Group Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, Group will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of Group designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, Group shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor one or more definitive Securities of the same series, of any authorized denominations, of like aggregate principal amount, having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     SECTION 3.5. Registration, Transfer and Exchange.

     Group shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, Group shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at the office or agency of Group designated for that purpose Group shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms.

     At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, Group shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of Group, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Every Security presented or surrendered for transfer or exchange shall (if so required by Group or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Group and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Securities, but Group may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified Group that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as depositary, in either case unless Group has approved a successor Depositary within 90 days, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) Group in its sole discretion determines that such Global Security will be so exchangeable or transferable or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

          (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global

     Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or
     11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     Neither Group nor the Trustee shall be required, pursuant to the provisions of this Section, (a) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the mailing of notice of redemption of Securities pursuant to Article XI and ending at the close of business on the day of such mailing of notice of redemption or (b) to transfer or exchange any Security selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

     SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by Group or the Trustee to hold each of them harmless, Group shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to Group and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to Group or the Trustee that such Security has been acquired by a bona fide purchaser, Group shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, Group in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, Group may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of Group, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.7. Payment of Interest; Interest Rights Preserved.

     Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to
Section 3.1 with respect to the related series of Securities. At the option of Group, interest on any series of Securities may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Securities Register of such series or (ii) by wire transfer or direct deposit in immediately available funds at such place and to such account as designated by the Person entitled thereto as specified in the Securities Register of such series, provided that proper transfer instructions have been received prior to the relevant Regular Record Date.

     Any interest on any Security which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by Group, at its election in each case, as provided in Clause (1) or (2) below:

     (1) Group may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Group shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time Group shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify

Group of such Special Record Date and, in the name and at the expense of Group, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of Group, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) Group may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of the series in respect of which interest is in default may be listed or traded and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by Group to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Any interest on any Security which is deferred or extended pursuant to
Section 3.11 shall not be Defaulted Interest for the purposes of this Section
3.7.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 3.8. Persons Deemed Owners.

     Group, the Trustee and any agent of Group or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither Group, the Trustee nor any affected by notice to the contrary.

     SECTION 3.9. Cancellation.

        All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. Group may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which Group may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be returned by the Trustee to Group and destroyed by Group.

     SECTION 3.10. Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360- day year of twelve 30-day months and interest on the Securities of each series for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

     SECTION 3.11. Deferrals of Interest Payment Dates.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, Group shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by
Section 3.1 (each, an "Extension Period") during which Extension Periods Group shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period Group shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law) to the Persons in whose names that Securities are registered at the close of business on the Regular Record Date with respect to the Interest Payment Date at the end of such Extension Period; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, Group shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of Group's capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt security of Group that ranks pari passu with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by Group of the debt securities of any Subsidiary of Group that by their terms rank pari passu with or junior in interest to the securities of such series (other than (a) dividends or distributions in Group's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, or the redemption or repurchase of any rights distributed pursuant to a the Guarantee with respect to such Security, and (d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of Group's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of Group, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan, or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period). Prior to the termination of any such Extension Period, Group may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such

Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, Group may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. Group shall give the Holders of the Securities of such series and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to the Securities of a series issued to a Company, so long as such Securities are held by such Company, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Company would be payable but for such deferral or (ii) the date such Company is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

     The Trustee shall promptly give notice, in the name and at the expense of Group, of Group's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

     SECTION 3.12. Right of Set-Off.

     With respect to the Securities of a series issued to a Company, notwithstanding anything to the contrary in the Indenture, Group shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent Group has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee relating to such Security or under Section 5.8 or 5.9 of the Indenture.

     SECTION 3.13. Agreed Tax Treatment.

     Each Security issued hereunder shall provide that Group and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security intend that such Security constitutes indebtedness and agree to treat such Security as indebtedness for United States federal, local and state tax purposes.

     SECTION 3.14. Shortening or Extension of Stated Maturity.

     If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, Group shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which Group has the right to redeem the Securities of such series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than the 49th anniversary of the Original Issue Date of the Securities of such series; provided that, if Group elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to clause (ii), above, at the time such election is made and at the time of extension (A) Group is not in bankruptcy, otherwise insolvent or in liquidation, (B) Group is not in default in the payment of any interest or principal on such Securities, (C) in the case of any series of Securities held by a Company, such Company is not in arrears on payments of Distributions on the Preferred Securities issued by such Company and no deferred Distributions are accumulated, (D) such Securities are rated not less than BBB-by S&P or Baa3 by Moody's or the equivalent by any other nationally recognized statistical rating organization and (E) the Securities will not have a remaining period to maturity of more than 30 years after such extension. In the event Group elects to shorten or extend the Stated Maturity of any Securities, it shall give written notice to the Trustee, and the Trustee shall give notice of such shortening or extension to the Holders, no less than 30 and no more than 60 days prior to the effectiveness thereof.

     SECTION 3.15. CUSIP Numbers.

     Group in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. Group will promptly notify the Trustee of any change in the CUSIP numbers.

     SECTION 3.16. When Treasury Securities Disregarded.

     In determining whether the Holders of the required principal amount of Securities outstanding have concurred in any direction, waiver or consent, Securities owned by Group or any person directly or indirectly controlling or controlled by or under direct or indirect common control with Group shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be disregarded.



                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.1. Satisfaction and Discharge of Indenture.

     This Indenture shall, upon Group Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this
Section 4.1) and the Trustee, on demand of and at the expense of Group, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by Group and thereafter repaid to Group or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

     (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i) have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of Group, and Group, in the case of Clause (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) Group has paid or caused to be paid all other sums payable hereunder by Group; and

     (3) Group has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Group to the Trustee under Section 6.7, the obligations of Group to any Authenticating Agent under Section 6.13 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and 10.3 shall survive.

     SECTION 4.2. Application of Company Money.

     All money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including Group acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or obligations have been deposited with or received by the Trustee.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.1. Events of Default.

     "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any interest payment date in the case of an Extension Period); or

     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (3) default in the performance, or breach, in any material respect, of any covenant or warranty of Group in this Indenture with respect to that series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to Group by the Trustee or to Group and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied; or

     (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging Group bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Group under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Group or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (5) the institution by Group of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Group or of any substantial part of its property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by Group in furtherance of any such action; or

     (6) any other Event of Default provided with respect to Securities of that series.

     SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to Group (and to the Trustee if given by Holders), provided that, in the case of the Securities of a series issued to a Company, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to Group and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(4) or 5.1(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to Group and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) Group has paid or deposited with the Trustee a sum sufficient to pay:

     (A) all overdue installments of interest (including any Additional Interest) on all Securities of that series,

     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

     (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in
Section 5.14;

provided that, in the case of Securities of a series held by a Company, if the Holders of at least a majority in principal amount of the Outstanding Securities of that series fails to rescind and annul such declaration and its consequences, the holders of a majority in aggregate Liquidation Amount (as defined in the Company Agreement under which such Company is formed) of the related series of Preferred Securities then outstanding shall have such right by written notice to Group and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 5.2.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3. Collection Suits by Trustee.

     If an Event of Default in payment of interest or principal specified in
Section 5.1(1) or (2) occurs and is continuing on a series, the Trustee, subject to Section 8.2, may recover judgment in its own name and as trustee of an express trust against Group for the whole amount of principal and interest remaining unpaid on the series.

     SECTION 5.4. Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to Group and its creditors or property. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.6. Application of Money Collected.

     Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

     SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon such series of Securities for principal (and premium, if any), interest (including any Additional Interest) and Additional Taxes, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 5.7. Limitation on Suits.

     No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. Right of Holders to Receive Payments.

     Notwithstanding any other provision in this Indenture, the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holders.

     SECTION 5.9. Direct Action by Holders of Preferred Securities.

     In the case of Securities of a series held by a Company, any holder of the corresponding series of Preferred Securities held by such Company shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against Group for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.7) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Company Agreement under which such Company is formed) of such Preferred Securities of the corresponding series held by such holder.

     SECTION 5.10. Restoration of Rights and Remedies.

     If the Trustee, any Holder or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case Group, the Trustee, the Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Preferred Securities shall continue as though no such proceeding had been instituted.

     SECTION 5.11. Rights and Remedies Cumulative.

     Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.12. Delay or Omission Not Waiver.

     No delay or omission of the Trustee, any Holder of any Security or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

     Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 and 5.9 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

     SECTION 5.13. Control by Majority.

     The Holders of a majority in principal amount of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it under this Indenture with respect to the series. The Trustee, however, subject to Sections
6.1 and 6.3, may refuse to follow any direction that conflicts with law or this Indenture. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 5.14. Waiver of Existing Defaults.

     Subject to Section 9.2, and unless a Bond Resolution or Supplemental Indenture otherwise provides, the Holders of a majority in principal amount of a series by notice to the Trustee may consent to the waiver of a past or existing Default or Event of Default on the series and its consequences. When a Default or Event of Default is waived, it is cured. No such waiver shall extend to any subsequent or other Default or Event of Default or impair any right or consequence thereon.

     SECTION 5.15. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

     SECTION 5.16. Waiver of Usury, Stay or Extension Laws.

     Group covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and Group (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.1. Duties of Trustee.

     (a) If an Event of Default has occurred and is continuing on a series, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default on a series:

     (1) The Trustee shall not be liable except for the performance of such duties as are specifically set out in this Indenture.

     (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) This paragraph does not limit the effect of paragraph (b) of this Section.

     (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

     (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.14.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section.

     (f) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (g) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with Group.

     SECTION 6.2. Notice of Defaults.

     If a Default occurs and is continuing on a series and if it is known to the Trustee, the Trustee shall mail to each Securityholder of the series notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security of a series, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such board and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interest of the Securityholders of the series.

     SECTION 6.3. Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of Group mentioned herein shall be sufficiently evidenced by a Group Request or Group Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of Group, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of Group, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by Group of the Securities or the proceeds thereof.

     SECTION 6.5. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of Group, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.12, may otherwise deal with Group with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.6. Money Held in Company.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with Group.

     SECTION 6.7. Compensation and Reimbursement.

     Group, as borrower, agrees

     (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between Group and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

     To secure Group's payment obligations in this Section, Group and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

     SECTION 6.8. Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b).

     SECTION 6.9. Replacement of Trustee.

     The Trustee may resign by so notifying Group. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the removed Trustee and may appoint a successor Trustee with Group's consent. Group may remove the Trustee if:

     (1) the Trustee fails to comply with Section 6.8;

     (2) the Trustee is adjudged a bankrupt or an insolvent;

     (3) a receiver or other public officer takes charge of the Trustee or its property; or

     (4) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, Group shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to Group. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     SECTION 6.10. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to Group and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of Group or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, Group, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any
of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of Group or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, Group shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or
(b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

     SECTION 6.12. Preferential Collection of Claims Against Group.

     If and when the Trustee shall be or become a creditor of Group (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against Group (or any such other obligor).

     SECTION 6.13. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to Group and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state or territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to Group. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to Group. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to Group and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

     Group agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     "This is one of the Securities referred to in the within mentioned
Indenture.



Dated:

                                                    /s/ WILMINGTON TRUST COMPANY
                                                    ----------------------------
                                                    As Trustee



                                                    By:
                                                       -------------------------
                                                       As Authenticating Agent



                                                    By:
                                                       -------------------------
                                                        Authorized Officer"



                                   ARTICLE VII

                 HOLDER'S LISTS AND REPORTS BY TRUSTEE AND GROUP

     SECTION 7.1. Securityholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, Group, based on all information in its possession or control, shall furnish to the Trustee on or before each semiannual interest payment date and at such other times as the Trustee may request in writing a list of the names and addresses of the Securityholders in such form and as of such date as the Trustee may reasonably require.

     SECTION 7.2. Communications by Holders with Other Holders.

     Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture of the Securities. Group, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

     SECTION 7.3. Reports by Trustee to Holders.

     Within 60 days after each May 15 beginning with May 15, 1997, the Trustee shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange, if any, on which the Securities are listed.

     SECTION 7.4. Reports by Group.

     Group shall file with the Trustee, within 15 days after Group files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which Group is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. If Group is not required to file information, documents or reports pursuant to either of such sections, then Group shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of 1934, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations. Group also shall comply with the other provisions of TIA ss. 314(a).


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1. Group May Consolidate, Etc., Only on Certain Terms.

     Group shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into Group or convey, transfer or lease its properties and assets substantially as an entirety to Group, unless:

     (1) in case Group shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which Group is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of Group substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities and the performance of every covenant of this Indenture on the part of Group to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

     (3) in the case of the Securities of a series held by a Company, such consolidation, merger, conveyance, transfer or lease is permitted under the related Company Agreement and Guarantee and does not give rise to any breach or violation of the related Company Agreement or Guarantee; and

     (4) Group has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

     SECTION 8.2. Successor Corporation Substituted.

     Upon any consolidation or merger by Group with or into any other Person, or any conveyance, transfer or lease by Group of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which Group is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Group under this Indenture with the same effect as if such successor Person had been named as Group herein; and in the event of any such conveyance, transfer or lease Group shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

     Such successor Person may cause to be signed, and may issue either in its own name or in the name of Group, any or all of the Securities issuable hereunder which theretofore shall not have been signed by Group and delivered to the Trustee; and, upon the written order of such successor Person instead of Group and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of Group to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.1. Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, Group, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to Group, and the assumption by any such successor of the covenants of Group herein and in the Securities contained; or

     (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon Group; or

     (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

     (4) to add to the covenants of Group for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon Group; or

     (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

     (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

     (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interest of the Holders of Securities of any series in any material respect or, in the case of the Securities of a series issued to a Company and for so long as any of the corresponding series of Preferred Securities issued by such Company shall remain outstanding, the holders of such Preferred Securities; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10(b); or

     (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     SECTION 9.2. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to Group and the Trustee, Group, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) except to the extent permitted by Section 3.11 or as otherwise specified as contemplated by Section 2.1 or Section 3.1 with respect to the deferral of the payment of interest on the Securities of any series, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or reduce any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 5.14 or Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

     (4) modify the provisions in Article XIII of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

provided, further, that, in the case of the Securities of a series issued to a Company, so long as any of the corresponding series of Preferred Securities issued by such Company remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the Company Agreement under which such Company is organized) of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and, subject to Section 3.7, unpaid interest (including any Additional Interest) thereon have been paid in full and
(ii) no amendment shall be made to Sections 5.8 or 5.9 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and (subject to Section 3.7) unpaid interest (including any Additional Interest) thereon have been paid in full.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of the Holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Preferred Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3. Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 9.4. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.5. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 9.6. Reference in Securities to Supplemental Indentures.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by Group, bear a notation in form approved by Group as to any matter provided for in such supplemental indenture. If Group shall so determine, new Securities of any series so modified as to conform, in the opinion of Group, to any such supplemental indenture may be prepared and executed by Group and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

     SECTION 10.1. Payment of Principal, Premium and Interest.

     Group covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

     SECTION 10.2. Maintenance of Office or Agency.

     Group will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment and an office or agency where Securities of that series may be surrendered for transfer or exchange and where notices and demands to or upon Group in respect of the Securities of that series and this Indenture may be served. Group initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. Group will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time Group shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and Group hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        Group may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve Group of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. Group will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

     SECTION 10.3. Paying Agent to Hold Money in Trust.

     Each Paying Agent for a series shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Securities of the series, and shall notify the Trustee of any default by the Company in making any such payment. If Group or one of its Subsidiaries acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. Group or the Trustee at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

     SECTION 10.4. Statement as to Compliance.

     Group shall deliver to the Trustee, within 120 days after the end of each calendar year of Group ending after the date hereof, an Officers' Certificate, one of the signatories of which shall be the principal executive, principal financial or principal accounting officer of Group, covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof Group is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if Group shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     SECTION 10.5. Waiver of Certain Covenants.

     Group may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(3) or 9.1(4) with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of Group in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.6. Additional Sums.

     In the case of the Securities of a series initially issued to a Company, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (i) a Company is the Holder of all of the Outstanding Securities of such series, and
(ii) a Tax Event has occurred and is continuing in respect of such Securities, Group shall pay to such Company (or its permitted successor under the related Company Agreement) for so long as such Company (or its permitted successor) is the registered holder of the Outstanding Securities of such series, together with any payment of principal of (or premium, if any) or interest (including any Additional Interest) on such Securities, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Company Agreement)) then payable by such Company in respect of the related Preferred Securities and Common Securities in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of (or premium, if any) or interest (including Additional Interest) on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph, and any express mention of the payment of Additional Sums (if applicable) in any provision hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.11 or the terms of the Securities shall not defer the payment of any Additional Sums that may be due and payable.

     SECTION 10.7. Additional Covenants.

     Group covenants and agrees with each Holder of Securities of each series that it shall not, and it shall not permit any Subsidiary of Group to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of Group's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of Group that rank pari passu with or junior in interest to the Securities of such series or (iii) make any guarantee payments with respect to any guarantee by Group of debt securities of any subsidiary of Group if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in Group's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to the Preferred Securities relating to Securities of such Series, and
(d) purchases of Common Stock related to the issuance of Common Stock or rights or options under any of Group's benefit plans for its directors, officers, employees or other persons within the definition of "employee" for purposes of a registration of shares for an employee benefit plan of Group, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan, or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period) if at such time (x) there shall have occurred any event of which Group has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Securities of such series and (B) in respect of which Group shall not have taken reasonable steps to cure, (y) if the Securities of such series are held by a Company, Group shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities issued by such Company or (z) Group shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

     Group also covenants with each Holder of Securities of a series issued to a Company (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Company; provided, however, that any permitted successor of Group hereunder may succeed to Group's ownership of such Common Securities, (ii) not to voluntarily terminate, wind-up or liquidate such Company, except (a) in connection with a distribution of the Securities of such series to the holders of the Company Securities of such Company in liquidation of such Company or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Company Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Company

Agreement, to cause such Company to remain not taxable as a corporation for United States federal income tax purposes.

     SECTION 10.8. Calculation of Original Issue Discount.

     Group shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year, if any.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

     SECTION 11.1. Applicability of This Article.

     Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of such series shall be subject to partial redemption only in the amount of $25 or, in the case of the Securities of a series issued to a Company, $25, or integral multiples thereof.

     SECTION 11.2. Election to Redeem; Notice to Trustee.

     The election of Group to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of Group of the Securities, Group shall, not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, Group shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

     SECTION 11.3. Selection of Securities to be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all the Securities of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify Group in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If Group shall so direct, Securities registered in the name of Group, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

     SECTION 11.4. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

     With respect to Securities of each series to be redeemed, each notice of redemption shall identify the Securities to be redeemed (including CUSIP number, if a CUSIP number has been assigned to such Securities of such Series) and shall state:

     (a) the Redemption Date;

     (b) the Redemption Price;

     (c) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

     (f) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of Group shall be given by Group or, at Group's request, by the Trustee in the name and at the expense of Group and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.5. Deposit of Redemption Price.

     Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, Group will deposit with the Trustee or with one or more Paying Agents (or if Group is acting as its own Paying Agent, Group will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Securities which are to be redeemed on that date.

     SECTION 11.6. Payment of Securities Called for Redemption.

     If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said securities or the specified portions thereof shall be paid and redeemed by Group at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     Upon presentation of any Security redeemed in part only, Group shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of Group, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     SECTION 11.7. Right of Redemption of Securities.

     Except as otherwise established pursuant to Section 3.1 for the Securities of a series, Group, at its option, may redeem (A) the Securities of any series, in whole (but not in part), upon the occurrence and during the continuation of a Tax Event, at any time within 90 days of the occurrence of such Tax Event, or
(B) the Securities of a series initially issued to a Company, on or after the date five years after the Original Issue Date of such Securities, in whole at any time or in part from time to time, in each case at a Redemption Price equal to 100% of the principal amount thereof.


                                   ARTICLE XII

                                  SINKING FUNDS

     SECTION 12.1. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

     The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

     SECTION 12.2. Satisfaction of Sinking Fund Payments with Securities.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, Group may at its option, at any time no more than 16 months and no less than 30 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by Group, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Group Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by Group by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 12.3. Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, Group will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery Group shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of Group to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate), the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by Group if Group is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if Group is acting as its own Paying Agent, segregated and held in trust by Group as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if Group is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by Group if Group is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of Group in the manner provided in Section
11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, Group shall pay to the Trustee (or, if Group is acting as its own Paying Agent, Group shall segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3.

     Neither the Trustee nor Group shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or Group, if Group is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by Group) in accordance with the terms of this Article XII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.


                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

     SECTION 13.1. Securities Subordinate to Senior Indebtedness.

     Group covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

     SECTION 13.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc.

     In the event that Group shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to Group by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

     In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to Group, its creditors or its property,



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                                                                              64


(b) any proceeding for the liquidation, dissolution or other winding up of Group, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by Group for the benefit of creditors or (d) any other marshalling of the assets of Group (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of Group or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series, shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

     In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of Group ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of Group the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of Group ranking junior to the Securities and such other obligations.

     In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of Group or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

     The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of Group in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of Group, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

     SECTION 13.3. Payment Permitted If No Default.

     Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) Group at any time, except during the conditions described in the first paragraph of Section 13.2 or the pendency of any Proceeding referred to in Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including Additional Interest) on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

     SECTION 13.4. Subrogation to Rights of Holders of Senior Indebtedness.

     Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of Group which by its express terms is subordinated to Senior Indebtedness of Group to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among Group, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by Group to or on account of the Senior Indebtedness.

     SECTION 13.5. Provisions Solely to Define Relative Rights.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between Group and the Holders of the Securities, the obligations of Group, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against Group of the Holders of the Securities and creditors of Group other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 13.6. Trustee to Effectuate Subordination.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 13.7. No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Group or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by Group with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against Group and any other Person.

     SECTION 13.8. Notice to Trustee.

     Group shall give prompt written notice to the Trustee of any fact known to Group which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from Group or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.9. Reliance on Judicial Order or Certificate of Liquidating
Agent.

     Upon any payment or distribution of assets of Group referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of Group, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.10. Trustee Not Fiduciary for Holders of Senior Indebtedness.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to Group or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the Holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to Holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

     SECTION 13.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of
Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

     SECTION 13.12. Article Applicable to Paying Agents.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by Group and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

                                    * * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and Delphi Financial Group, Inc. has caused its corporate seal to be hereunder affixed and attested, all as of the day and year first above written.


                                              DELPHI FINANCIAL GROUP, INC.


                                              By: ______________________________
                                                  Name:
                                                  Title:

Attest:


________________________________
Name:
Title:


                                              WILMINGTON TRUST COMPANY
                                              as Trustee


                                              By: ______________________________
                                                  Name:
                                                  Title:

Attest:


________________________________
Name:
Title:

STATE OF                     )
                             ) : ss.:
COUNTY OF                    )


     On the ___ day of _________, 199_, before me personally came , to me known, who, being by me duly sworn, did depose and say that he/she is ________________ of Delphi Financial Group, Inc., one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.


                                                             ___________________
                                                                 Notary Public


STATE OF NEW YORK     )
                      ): ss.:
COUNTY OF NEW YORK    )


     On the ___ day of _________, 199_, before me personally came , to me known, who, being by me duly sworn, did depose and say that he/she is ________________ of Wilmington Trust Company, one of the corporations described in and which executed the foregoing instrument; that he/she signed his/her name thereto pursuant to the bylaws of said Corporation.


                                                             ___________________
                                                                 Notary Public